Exhibit 99.1

Iron Mountain to Acquire Recall June 8, 2015 Iron Mountain and Recall Enter into Scheme Implementation Deed

Forward Looking Statements and Important Information Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the transaction and the completion of the potential Scheme of Arrangement, the benefits of the potential Scheme of Arrangement, including anticipated future financial and operating results, potential synergies, timing to realize synergies, potential increased synergies above estimates, Recall’s and Iron Mountain’s anticipated dividend payments, expectations relating to future equity and debt issuances by the Company, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of Iron Mountain and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals; the risk that the benefits of the potential transaction, including potential cost synergies and other synergies (including tax synergies) may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; actions taken by either of the companies; changes in regulatory, social and political conditions, as well as general economic conditions. Additional risks and factors that may affect results are set forth in Iron Mountain’s filings with the SEC and Recall’s filings with ASX, including Iron Mountain’s Annual Report on Form 10-K for the fiscal year ending December 31, 2014 and Recall’s Annual Report for the fiscal year ending June 30, 2014. The forward-looking statements speak only as of the date of this communication. Neither Iron Mountain nor Recall undertakes any obligation to update these statements. Important Information and Where to Find It Iron Mountain intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will contain a prospectus relating to the securities Iron Mountain intends to issue to Recall shareholders in the potential acquisition and a proxy statement in connection with the approval of the issuance of Iron Mountain common stock to Recall shareholders. Equivalent information would be included in the scheme booklet that Recall would prepare and, following approval from the Australian Court, dispatch to its shareholders in connection with the scheme meeting at which Recall shareholders would consider whether or not to approve the acquisition of Recall by Iron Mountain by way of scheme of arrangement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRON MOUNTAIN, RECALL AND THE SCHEME IMPLEMENTATION DEED AND SCHEME OF ARRANGEMENT. Investors and security holders will be able to obtain these materials (if and when they are available) and other documents filed by Iron Mountain with the SEC free of charge at the SEC’s website, www.sec.gov and those documents released by Recall to the Australian Securities Exchange (ASX) announcements platform free of charge at ASX's website, www.asx.com.au. In addition, stockholders will be able to obtain copies of the registration statement and proxy statement/prospectus (if and when they become available) and other documents filed with the SEC from Iron Mountain’s website at www.ironmountain.com or by directing such request to Iron Mountain at Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110, Attention: Investor Relations Note: Numbers in certain slides may not foot due to rounding 2

Transaction Highlights 3 Significant Synergies Support Meaningful Accretion Creating Expansive Global Enterprise Storage Real Estate Portfolio Substantial Benefits from Combined Platforms

Key transaction terms 1• Consideration of 0.1722 IRM shares plus cash of US$0.50 per Recall share OR Alternative consideration of A$8.50 cash per Recall share 2• • • Cash alternative subject to a cap of A$225 million Shareholders who have bought shares prior to today's date and elect the cash alternative expected to have preferential access to the cash alternative for their first 5,000 Recall shares 1 0.1722 IRM Shares US$0.50 cash OR A$225m cash alternative A$8.50 cash Expected priority allocation first 5,000 shares Option 1 for any shares not satisfied by the cash election 2 • Iron Mountain to establish a secondary listing on ASX to allow Recall shareholders to trade Iron Mountain shares as CHESS Depository Interests (CDIs) 4

Compelling for both Companies’ Shareholders Broader geographic footprint, exposure to higher growth emerging markets and significant synergies Attractive premium to undisturbed Recall share price Ability for Recall shareholders to continue to participate in attractive industry via IRM stock and benefit from material synergies    Estimated net synergies of US$110 million in 2017– significantly higher than prior expectations – and US$140 million in 2018 Total net synergies of US$155 million – estimate may increase with further analysis of potential real estate consolidation and REIT-related synergies • Recall shareholders to own up to 21% of the enlarged group Option to elect to receive alternative consideration of A$8.50 in cash, subject to proration • •  Compelling value creation Adj. EPS accretion of 20% in 2017, 25% in 2018 and significant FFO and AFFO accretion Supports medium term de-leveraging Complementary to our REIT structure     5 Attractive Premium and Participation in the Combined Business for REC Compelling Opportunity Accelerates IRM’s Successful Strategy

Combination Increases Emerging Markets Exposure to Higher Growth Iron Mountain Recall Pro Forma Asia 1% ANZ 3% LA Asia 2% Secure Destruction 13% Shredding 9% Shredding 8% Data Management 17% Data Protection 11% Data Management 16% REC data reflects Fiscal Year 2014 data 6 2014A Revenue by Business 2014A Revenue by Geography

Strengthens and Expands Global Footprint Only Recall 7 Only IRM Both

Combination Supports Penetration of Large Unvended Market Globally  Significant unvended market, vended portion highly fragmented Broad customer network, platform and scale Complementary presence and brand support penetration of unvended opportunity Demonstrated ability to help customers reduce overall cost of records management Customers to benefit through operational efficiencies, value-added services and new innovative products providing opportunity to more effectively serve SME Global Market $23B     Unvended Vended Source: Company estimates 8

Durable Fundamentals Support Continued Records Management Volume Growth Net Volume Growth 11.1% 7.6% 3.6% 5.3% 9.2% 1.4% 5.8% 2.7% H2 FY13 H1 FY14 H2 FY14 H1 FY15 Q2-13 Q4-13 Outperm/Terms Destructions Acquisitions New Sales Q2-14 Q4-14 Outperm/Terms Destructions Acquisitions Adds (includes existing customers and new sales) New Volume from Existing Customers Note: Charts represent year-over-year change in volume as of the end of each period presented. The percentages are calculated by dividing the trailing twelve month total activity by the ending balance of the same prior year period. Includes acquisitions of customers and businesses. In addition, for Iron Mountain customer acquisitions are now included in new sales as the nature of these transactions is similar to new customer wins. For REC H1FY15 reflects trailing twelve months ending 12/31/14 9 5.5% 0.2% 4.2% 1.5% 2.1% 2.4% 2.5% 2.4% 6.3% 6.3% 6.1% 5.9% -4.6% -4.6% -4.7% -4.4% -2.6% -2.5% -2.0% -1.9% 8.9% 7.5% 2.7% 10.7% 10.6% 10.2% 10.0% -4.1% -3.8% -4.0% -4.0% -3.9% -4.2% -4.3% -4.0% Recall Iron Mountain

Creates Expansive Global Enterprise Storage Real Estate Portfolio

- Global real estate portfolio of approximately 90 million sq. ft.
- Expanded opportunity to optimize facility utilization
- Enhanced opportunity to buy leased facilities in support of REIT structure recall

	IRM	REC	Total/Wtd. Average
Owned (SF)	24MM	2MM	26MM
Leased (SF)	44MM	18MM	62MM
Total (SF)	**68MM**	**20MM**	**88MM**
Average Size (SF)	62K	58K	61K
Buyout Option (SF)	3.5MM	N/A	
Owned/Controlled	40%	9%	27%
Weighted Avg. Lease Obligation	5.6 yrs.	4.8 yrs.	5.4 yrs.
w/options	12.4 yrs.	9.1 yrs.	11.7 yrs.
RM Utilization Building/Racking	83% / 91%	83% / 91%(1)	
DM Utilization Building/Racking	68% / 81%		

(1) REC utilization rates reflect total company utilization

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IRON MOUNTAIN®

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IRM – Proven Track Record of Achieving Synergies Synergies Achieved as a % of Total Revenue Archivum File Service Cornerstone Recall Synergized 11 Location Brazil Peru US Global Facilities Reduced X X   20% 20% 18% 15%

Synergy Components and Costs to Achieve and Integrate Estimated US$155 mm Total Net Synergies(1) Anticipated at Full Integration Estimated Cumulative One-time Costs to Achieve & Integrate(2) Includes Operating and Capital Expenditures $300 $155 $140 2016 2017 2018 Fully Synergized 2016 2017 2018 Fully Synergized Cost to Achieve Cost to Integrate Overhead Cost of Sales Tax Real Estate (1)Net synergies do not reflect impact of costs to achieve and integrate. Synergy estimates are preliminary and may increase as ongoing analysis and integration planning progresses (2)Cost to achieve includes moving, racking and severance costs. Costs to Integrate includes Facilities Upgrade Program, REIT conversion costs and systems. 12 $110 $15 $255 $160 $210 $155 $105 $140 $140 $75 $100 $70 $30

Highly Accretive Transaction Adjusted EPS Accretion Normalized FFO Accretion AFFO Accretion 26% 25% 16% 13% 15% 12% 2016 2017 2018 Fully Synergized 2016 2017 2018 Fully Synergized (2)% 2016 2017 2018 Fully Synergized Source: Public filings and Company projections Note: Assumes IRM weighted average shares outstanding of 272 million, based on IRM share price of $37.00, USD/AUD FX rate of 0.7656x,and exchange ratio of 0.1722x. Accretion estimates do not include operating and capital expenditures related to integration, as these are one time in nature and will be excluded from our Adj. EPS, FFO and AFFO. Assumptions represent our current analysis and are subject to change as our analysis and integration planning process progresses Effective tax rate estimated to be approximately 20% 13 9% 12% 0% 20% 1% Significant Accretion Across Relevant Financial Metrics Accretion Percentages Are Incremental to Iron Mountain’s Strategic Plan and Reflect Actual Synergies Achieved in Each Year

Recall Integration into REIT Structure Supports Long-term Dividend Growth Plan to integrate relevant portion of Recall into existing REIT structure within the first quarter of closing • • Leverage recent experience and investment in REIT conversion Opportunity to convert US and non-US countries into QRS /TRS(1) structure REIT Structure Ability to tax efficiently repatriate earnings from foreign jurisdictions Increased REIT taxable income supports long-term dividend growth Transaction and integration costs likely to impact 2015 and 2016 cash flows Cash flow Outlook • However, expect to maintain dividend per share in 2015 and 2016 From 2017 onward, earnings and cash flow accretion provide ample opportunity for dividend growth (1) QRS: Qualified REIT Subsidiary; TRS: Taxable REIT Subsidiary 14

Improving Leverage Profile Pro Forma Forecasted Lease Adjusted Leverage (IRM Standalone vs. Combined, Constant Currency) 7 6 5 4 2015 2016 2017 2018 2019 2020 2021 IRM Standalone IRM and REC Recall transaction will enhance our de-leveraging plan due to its material synergies and accretive characteristics As a result of the transaction’s significant delveraging impact, Iron Mountain will not issue additional equity beyond the shares issued to Recall shareholders. As a REIT, Iron Mountain will from time to time issue both equity and debt to fund identified acquisitions that create clear additional value for investors The combined company’s capital allocation priorities will continue to focus on sustainable growth and optimizing shareholder value 15 Most Restrictive Covenant Maximum Leverage 6.50x

Financing of the Transaction

(In Millions, except for shares)

Estimated Sources	US$ IRM	New IRM Shares
IRM Equity Issued to Recall (1)	$ 1,907	56
Share Portion of Estimated E&P Purge (2)	80	2
Line of Credit Funded Amount	732	
Cash and Equivalents	197	
Total	**$ 2,916**	**58**

Estimated Uses	
Purchase of Recall Equity in Stock	$ 1,907
Repayment of Current Recall Debt	667
Additional Cash to Recall Shareholders (US$0.50/share)	162
Share Portion of Estimated E&P Purge (2)	80
Cash Portion of E&P Purge	20
Additional Transaction Costs	80
Total	**$ 2,916**

Assumptions

- Assumes an all stock deal based on share exchange ratio of 0.1722
- Cash requirements funded via lines of credit and/or temporary bridge financing
- Additional cash payment to Recall shareholders of US$0.50 per fully diluted Recall share
- Shares from E&P purge assume issue price of US$37.95[2]
- AUD/USD exchange rate of 0.7698 as of June 3rd, 2015
- IRM shares outstanding of 212mm as of YE 2015 and Recall fully diluted shares outstanding of 323mm at closing
- Additional transaction costs of US$80mm include financing fees and expenses and transaction costs

Source: IRM & Recall public filings
(1) Based upon an IRM closing price as of 6/3/15 of US$34.28
(2) Paid in 2016, assuming a 13.5x multiple
Source: IRM & Recall public filings

IRON MOUNTAIN®
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recall™

Updated 2015 Capital Allocation Guidance As of 06.02.15 As of 04.28.15 $MM in USD Real Estate Investment Non-Real Estate Investment Real Estate and Non-Real Estate Maintenance Business and Customer Acquisitions $200 - $240 $70 - $90 $230 - $270 $70 - $90 $70 - $90 $70 - $90 $75 - $125 $150 - $250 No changes to 2015 operating performance guidance Updating Real Estate investment to reflect the integration of the two global platforms Reducing acquisition spend to reflect the benefit of the Recall transaction 17 Estimated Capital Allocation2015 Guidance2015 Guidance

Next Steps Follow Scheme of Arrangement process (respective approvals and Australian Court approval) Regulatory filings to be made in June Shareholder meetings prior to closing shareholder  Anticipated closing by early 2016 18

Appendix

Scheme Implementation Deed—additional terms • • Consideration of 0.1722 IRM shares plus cash of US$0.50 per Recall share Iron Mountain to establish a secondary listing on ASX to allow Recall shareholders to trade Iron Mountain shares as CHESS Depository Interests (CDIs) Alternative consideration of A$8.50 cash per share • Cash alternative subject to a cap of A$225 million • Shareholders expected to have preferential access to the cash alternative for their first 5,000 Recall shares Consideration • • • Two current Recall directors will join the Iron Mountain board Iron Mountain board to unanimously recommend to Iron Mountain shareholders that the transaction be approved Recall board to unanimously recommend that shareholders vote in favour of the scheme, subject to no superior proposal and Independent Expert concluding that the transaction is in the best interests of Recall shareholders Board • 20

Scheme Implementation Deed—additional terms • REC will pay a termination fee of A$25.5 million if REC’s Board changes its recommendation or terminates transaction for a superior proposal IRM will pay a termination fee of A$25.5 million if IRM’s Board changes its recommendation Termination Fee • • • • • • Antitrust / competition and other regulatory approvals Iron Mountain shareholder vote to approve the issuance of shares to Recall Recall shareholder vote to approve the scheme Australian Court approval IRM commits to undertake limited divestments in US/Canada and any divestments required in the rest of the world for the purpose of regulatory clearance IRM agrees to pay a reverse break fee of A$76.5 million if antitrust/competition approval is not obtained No material adverse change in relation to Iron Mountain or Recall Standard exclusivity arrangements, including no shop, no talk, notification requirement and matching right Required Approvals Antitrust • • • Other terms 21